SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT


             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934


                      February 27, 1996
                       Date of Report
              (Date of earliest event reported)


                   FLEMING COMPANIES, INC.
        (Exact name of registrant as specified in its
                          charter)


          Oklahoma              1-8140                       48-0222760
 (State or other juris-       (Commission                   (IRS Employer
diction of incorporation)       File Number)               identification)


                6301 Waterford Boulevard, Box 26647
                  Oklahoma City, Oklahoma   73126
              (Address of Principal Executive Offices)


                             (405)840-7200
                    Registrant's telephone number,
                         including area code


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Item 5.      Other Events.

On February 27, 1996, the company adopted a new rights plan to replace the current rights plan upon its expiration in July 1996.
The new right plan is filed herewith as Exhibit 4.0.


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FLEMING COMPANIES, INC.

                                          KEVIN J. TWOMEY

                                          Kevin J. Twomey
                                          Vice President - Controller


Date: March 21, 1996